Supplement to the currently effective Statement of Additional Information of


Scudder Global Fund
Scudder Greater Europe Growth Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Scudder-Dreman Financial Services Fund
Scudder Technology Fund
Scudder Technology Innovation Fund

Deutsche Top 50 World Fund, Deutsche Top 50 Europe Fund, Deutsche European Mid Cap Fund, Deutsche Top 50 Asia Fund, Deutsche Global Financial Services Fund and Deutsche Global Technology Fund are scheduled to liquidate on June 17, 2002. From May 10, 2002 to June 14, 2002, shareholders of these Deutsche funds may redeem their shares and reinvest the proceeds in Class A shares of the Scudder funds listed above at net asset value without any sales charges.





May 17, 2002